                             LETTER OF TRANSMITTAL

                            TO TENDER FOR EXCHANGE
            11 1/2% SENIOR CUMULATIVE EXCHANGEABLE PREFERRED STOCK

                                      OF

                                CLARK USA, INC.

               Pursuant to the Prospectus dated January   , 1998


 THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
           , 1998 UNLESS EXTENDED.


        TO: FIRST CHICAGO TRUST COMPANY OF NEW YORK, AS EXCHANGE AGENT

   By Registered or Certified Mail:             By Overnight Courier:


  First Chicago Trust Company of New     First Chicago Trust Company of New
                 York                                   York
          Tenders & Exchanges                    Tenders & Exchanges
              PO Box 2569                          14 Wall Street
              Suite 4660                              8th Floor
      Jersey City, NJ 07303-2569                     Suite 4680
                                                 New York, NY 10005

                             Confirm by Telephone:
                                (201) 324-0137

                                   By Hand:

                    First Chicago Trust Company of New York
                        Attention: Tenders & Exchanges
                       c/o The Depository Trust Company
                            55 Water Street DTC TAD
                        Vietnam Veterans Memorial Plaza
                              New York, NY 10041

                                 By Facsimile:

                                (201) 222-4720

  Delivery of this instrument to an address other than as set forth above or transmission of instructions via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

  The undersigned acknowledges that he or she has received the Prospectus,
dated January   , 1998 (the "Prospectus"), of Clark USA, Inc. (the "Company")
and this Letter of Transmittal which may be amended from time to time (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange its 11 1/2% New Senior Cumulative Exchangeable Preferred Stock, $1,000 liquidation preference per share (the "New
Exchangeable Preferred Stock"), for each outstanding share of its 11 1/2% Senior Cumulative Exchangeable Preferred Stock, liquidation preference $1,000 per share (the "Old Exchangeable Preferred Stock"), of which 63,000 shares are outstanding. The rights and preferences of the New Exchangeable Preferred
Stock are the same as
the rights and preferences of the Old Exchangeable Preferred Stock, except that the New Exchangeable Preferred Stock has been registered under the Securities Act of 1933, as amended (the "Securities Act"), and hence will not bear legends restricting the transfer thereof. The term "Expiration Date" shall mean 5:00
p.m., New York City time, on           , 1998 unless the Company, in its sole
discretion, extends the Exchange Offer, in which case the term shall mean the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

  The Letter of Transmittal is to be used by Holders of Old Exchangeable Preferred Stock if (i) certificates representing the Old Exchangeable Preferred Stock are to be physically delivered to the Exchange Agent herewith by such Holder or (ii) tender of Old Exchangeable Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at the Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer--Procedures for Tendering" by any financial institution that is a participant in the DTC system and whose name appears on a security position listing as the owner of Old Exchangeable Preferred Stock, and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"), or (iii) if tender of the Old Exchangeable Preferred Stock is to be made according to the guaranteed delivery procedures described in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

  Holders of Old Exchangeable Preferred Stock who are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through ATOP for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send an Agent's Message to the Exchange Agent for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states that such participant has received and agrees to be bound by the Letter of Transmittal and that the Company may enforce such Letter of Transmittal against such participant.

  Delivery of this Letter of Transmittal or other documents to DTC does not constitute delivery to the Exchange Agent.

  The term "Holder" with respect to the Exchange Offer means any person (i) in whose name Old Exchangeable Preferred Stock is registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered Holder or (ii) whose Old Exchangeable Preferred Stock is held of record by DTC who desires to deliver such Old Exchangeable Preferred Stock by book-entry transfer to DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Exchangeable Preferred Stock must complete this letter in its entirety.

  THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD EXCHANGEABLE PREFERRED STOCK" BELOW AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD EXCHANGEABLE PREFERRED STOCK AS SET FORTH IN SUCH BOX BELOW.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                      CAREFULLY BEFORE COMPLETING THE BOX

                DESCRIPTION OF OLD EXCHANGEABLE PREFERRED STOCK

-------------------------------------------------------
 NAMES AND
ADDRESS(ES)
    OF                                     PRINCIPAL
REGISTERED                 AGGREGATE    AMOUNT TENDERED
 HOLDER(S)                 PRINCIPAL         (MUST
  (PLEASE                    AMOUNT     BE IN INTEGRAL
FILL IN, IF  CERTIFICATE REPRESENTED BY    MULTIPLE
  BLANK)     NUMBER(S)*  CERTIFICATE(S)  OF $1,000)**
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
-------------------------------------------------------
             Total
-------------------------------------------------------

 *Need not be completed by Holders tendering by book-entry transfer. **Unless indicated in the column labeled "Principal Amount Tendered," any tendering Holder of Old Exchangeable Preferred Stock will be deemed to have tendered the entire aggregate principal amount represented by the column labeled "Aggregate Principal Amount Represented by Certificate(s)."
  If the space provided above is inadequate, list the certificate numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.
  The minimum permitted tender is one share.

  SPECIAL REGISTRATION INSTRUCTIONS           SPECIAL DELIVERY INSTRUCTIONS
    (SEE INSTRUCTIONS 3, 4 AND 5)             (SEE INSTRUCTIONS 3, 4 AND 5)


  To be completed ONLY if                    To be completed ONLY if
 certificates for Old                       certificates for Old
 Exchangeable Preferred Stock in            Exchangeable Preferred Stock in
 a principal amount not tendered,           a principal amount not tendered,
 or New Exchangeable Preferred              or New Exchangeable Preferred
 Stock issued in exchange for Old           Stock issued in exchange for Old
 Exchangeable Preferred Stock               Exchangeable Preferred Stock
 accepted for exchange, are to be           accepted for exchange, are to be
 issued in the name of someone              sent to someone other than the
 other than the undersigned, or             under-
 if the Old Exchange-                       signed, or to the undersigned at
 able Preferred Stock tendered by           an address other than that shown
 book-entry transfer that are not           above.
 accepted for exchange are to be
 credited to an account at DTC.

                                            Deliver certificate(s) to:


 Issue certificate(s) to:                   Name: ___________________________
                                                     (PLEASE PRINT)


 Name: ___________________________
          (PLEASE PRINT)                    Address: ________________________


 Address: ________________________          ---------------------------------
                                                   (INCLUDE ZIP CODE)


 ---------------------------------
        (INCLUDE ZIP CODE)                  ---------------------------------
                                              (TAX IDENTIFICATION OR SOCIAL
                                                      SECURITY NO.)

 ---------------------------------
   (TAX IDENTIFICATION OR SOCIAL
           SECURITY NO.)

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[_]CHECK HERE IF TENDERED OLD EXCHANGEABLE PREFERRED STOCK IS BEING DELIVERED
   BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

  Name of Tendering Institution ______________________________________________

  DTC Account Number _________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF
   TENDERED OLD EXCHANGEABLE PREFERRED STOCK IS BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Holder(s) ____________________________________________

  Window Ticket Number (if any) ______________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  If Guaranteed Delivery is to be made by Book-Entry Transfer ________________

  Name of Tendering Institution ______________________________________________

  DTC Account Number _________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OLD
   EXCHANGEABLE PREFERRED STOCK IS TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[_]CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD EXCHANGEABLE
   PREFERRED STOCK FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPANT BROKER-DEALER") AND WISH TO RECEIVE ADDITIONAL COPIES OF THE PROSPECTUS AND/OR OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Deliver  Prospectuses to:
   (QUANTITY)

  Name _______________________________________________________________________

  Address ____________________________________________________________________

  ----------------------------------------------------------------------------

  Attention __________________________________________________________________

  Telephone __________________________________________________________________

  Facsimile __________________________________________________________________

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of Old Exchangeable Preferred Stock indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of Old Exchangeable Preferred Stock tendered in accordance with this Letter of Transmittal, the undersigned sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to the Old Exchangeable Preferred Stock tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Old Exchangeable Preferred Stock with full power of substitution to (i) deliver certificates for such Old Exchangeable Preferred Stock to the Company, or transfer ownership of such Old Exchangeable Preferred Stock on the account books maintained by DTC, and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Old Exchangeable Preferred Stock for transfer on the books of the Company and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Exchangeable Preferred Stock, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

  The undersigned hereby represents and warrants that he or she has full power and authority to tender, sell, assign and transfer the Old Exchangeable Preferred Stock tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Company. The undersigned hereby further represents that any New Exchangeable Preferred Stock acquired in exchange for Old Exchangeable Preferred Stock tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Exchangeable Preferred Stock, whether or not such person is the undersigned, that neither the Holder nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Exchangeable Preferred Stock and that neither the Holder nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of New Exchangeable Preferred Stock. If the undersigned is a broker-dealer that will receive New Exchangeable Preferred Stock, it represents that the Old Exchangeable Preferred Stock to be exchanged for New Exchangeable Preferred Stock was acquired as a result of market-making activities or other trading activities and not acquired directly from the Company, and it acknowledges that it will deliver a prospectus in connection with any resale of such New Exchangeable Preferred Stock; however, by so acknowledging and by delivering a prospectus the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the assignment, transfer and purchase of the Old Exchangeable Preferred Stock tendered hereby.

  For purposes of the Exchange Offer, the Company shall be deemed to have accepted validly tendered Old Exchangeable Preferred Stock when, as and if the Company has given oral or written notice thereof to the Exchange Agent.

  If any tendered Old Exchangeable Preferred Stock is not accepted for exchange pursuant to the Exchange Offer for any reason, certificates for any such unaccepted Old Exchangeable Preferred Stock will be returned, without expense, to the undersigned at the address shown below or at a different address as may be indicated herein under "Special Delivery Instructions" as promptly as practicable after the Expiration Date.

  All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this

Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, successors and assigns.

  The undersigned understands that tenders of Old Exchangeable Preferred Stock pursuant to the procedures described under the caption "The Exchange Offer-- Procedures for Tendering" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

  Unless otherwise indicated under "Special Registration Instructions," please issue the certificates representing the New Exchangeable Preferred Stock issued in exchange for the Old Exchangeable Preferred Stock accepted for exchange and any certificates for Old Exchangeable Preferred Stock not tendered or not exchanged, in the name(s) of the undersigned (or in either such event in the case of Old Exchangeable Preferred Stock tendered by DTC, by credit to the undersigned's account at DTC). Similarly, unless otherwise indicated under "Special Delivery Instructions," please send the certificates representing the New Exchangeable Preferred Stock issued in exchange for the Old Exchangeable Preferred Stock accepted for exchange and any certificates for Old Exchangeable Preferred Stock not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature(s), unless, in either event, tender is being made through DTC. In the event that both "Special Registration Instructions" and "Special Delivery Instructions" are completed, please issue the certificates representing the New Exchangeable Preferred Stock issued in exchange for the Old Exchangeable Preferred Stock accepted for exchange in the name(s) of, and return any certificates for Old Exchangeable Preferred Stock not tendered or not exchanged to, the person(s) so indicated. The undersigned understands that the Company has no obligation pursuant to the "Special Registration Instructions" and "Special Delivery Instructions" to transfer any Old Exchangeable Preferred Stock from the name of the registered Holder(s) thereof if the Company does not accept for exchange any of the Old Exchangeable Preferred Stock so tendered.

  Holders who wish to tender their Old Exchangeable Preferred Stock and (i) whose Old Exchangeable Preferred Stock is not immediately available or (ii) who cannot deliver their Old Exchangeable Preferred Stock, this Letter of Transmittal or any other documents required hereby to the Exchange Agent, or who cannot complete the procedure for book-entry transfer, prior to the Expiration Date, may tender their Old Exchangeable Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures." See Instruction 1 regarding the completion of this Letter of Transmittal printed below.

                        PLEASE SIGN HERE WHETHER OR NOT
      OLD EXCHANGEABLE PREFERRED STOCK IS BEING PHYSICALLY TENDERED HEREBY

X ________________________________________________    Date: _______________

X ________________________________________________    Date: _______________
     SIGNATURE(S) OF REGISTERED HOLDER(S) OR
               AUTHORIZED SIGNATORY

Area Code and Telephone Number: ________________________________________________

  The above lines must be signed by the registered Holder(s) as their name(s) appear(s) on the Old Exchangeable Preferred Stock or, if the Old Exchangeable Preferred Stock is tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Exchangeable Preferred Stock, or by person(s) authorized to become registered Holder(s) by a properly completed bond power from the registered Holder(s), a copy of which must be transmitted with this Letter of Transmittal. If the Old Exchangeable Preferred Stock to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such Holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Company, submit evidence satisfactory to the Company of such person's authority so to act. See Instruction 3 regarding the completion of this Letter of Transmittal printed below.

Name(s): _______________________________________________________________________
                                 (PLEASE PRINT)

--------------------------------------------------------------------------------

Capacity: ______________________________________________________________________

Address: _______________________________________________________________________
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------

Signature(s) Guaranteed by an Eligible Institution:
(If required by Instruction 3)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                    (TITLE)

--------------------------------------------------------------------------------
                                 (NAME OF FIRM)

Dated:           , 1998

                                 INSTRUCTIONS

                   FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

  1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND OLD EXCHANGEABLE PREFERRED STOCK. The tendered Old Exchangeable Preferred Stock (or confirmation of a book-entry transfer into the Exchange Agent's account at DTC of all Old Exchangeable Preferred Stock delivered electronically), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Exchangeable Preferred Stock, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No Letter of Transmittal or Old Exchangeable Preferred Stock should be sent to the Company.

  Holders who wish to tender their Old Exchangeable Preferred Stock and (i) whose Old Exchangeable Preferred Stock is not immediately available, (ii) who cannot deliver their Old Exchangeable Preferred Stock, (iii) who are ATOP members but elect not to use ATOP, or (iv) who are not ATOP members, this Letter of Transmittal or any other documents required hereby to the Exchange Agent prior to the Expiration Date must tender their Old Exchangeable Preferred Stock according to the guaranteed delivery procedures set forth in the Prospectus. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution (as defined in Instruction 3); (b) prior to the Expiration Date, the Exchange Agent must have received from the Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder, the certificate number or numbers of such Old Exchangeable Preferred Stock and the principal amount of Old Exchangeable Preferred Stock tendered, stating that the tender is being made thereby and guaranteeing that, within five New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile hereof) together with the certificate(s) representing the Old Exchangeable Preferred Stock (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC) and any other required documents will be deposited by the Eligible Institution with the Exchange Agent; and (c) such properly completed and executed Letter of Transmittal (or facsimile hereof), as well as all other documents required by this Letter of Transmittal and the certificate(s) representing all tendered Old Exchangeable Preferred Stock in proper form for transfer (or a confirmation of electronic delivery of book-entry delivery into the Exchange Agent's account at DTC), must be received by the Exchange Agent within five (5) New York Stock Exchange trading days after the Expiration Date, all as provided in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures" or the Holder must properly complete and duly execute an ATOP ticket in accordance with DTC procedures. Any Holder who wishes to tender his Old Exchangeable Preferred Stock pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Old Exchangeable Preferred Stock according to the guaranteed delivery procedures set forth above.

  All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Exchangeable Preferred Stock, and withdrawal of tendered Old Exchangeable Preferred Stock will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Exchangeable Preferred Stock not properly tendered or any Old Exchangeable Preferred Stock, the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Old Exchangeable Preferred Stock. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Exchangeable Preferred Stock must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Exchangeable Preferred Stock, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Exchangeable Preferred Stock will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Exchangeable Preferred Stock received by the Exchange Agent that is not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date.

  2. TENDER BY HOLDER. Only a Holder of Old Exchangeable Preferred Stock may tender such Old Exchangeable Preferred Stock in the Exchange Offer. Any beneficial owner of Old Exchangeable Preferred Stock who is not the registered Holder and who wishes to tender should arrange with such Holder to execute and deliver this Letter of Transmittal on such owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering such owner's Old Exchangeable Preferred Stock, either make appropriate arrangements to register ownership of the Old Exchangeable Preferred Stock in such owner's name or obtain a properly completed bond power from the registered Holder.

  3. SIGNATURES ON THE LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder(s) of the Old Exchangeable Preferred Stock tendered hereby, the signature must correspond with the name(s) as written on the face of the Old Exchangeable Preferred Stock or, if the Old Exchangable Preferred Stock is tendered by a participant in DTC, as such participant's name appears on a security position listing as the owner of the Old Exchangable Preferred Stock, without alteration, enlargement or any change whatsoever.

  If this Letter of Transmittal (or facsimile hereof) is signed by the registered Holder or Holders of Old Exchangeable Preferred Stock tendered and the certificate or certificates for New Exchangeable Preferred Stock issued in exchange therefor is to be issued (or any untendered principal amount of Old Exchangeable Preferred Stock is to be reissued) to the registered Holder, then such Holder need not and should not endorse any tendered Old Exchangeable Preferred Stock, nor provide a separate bond power. In any other case, such Holder must either properly endorse the Old Exchangeable Preferred Stock tendered or transmit a properly completed separate bond power with this Letter of Transmittal with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

  If this Letter of Transmittal (or facsimile hereof) is signed by a person other than the registered Holder or Holders of any Old Exchangeable Preferred Stock listed, such Old Exchangeable Preferred Stock must be endorsed or accompanied by appropriate bond powers in each case signed as the name of the registered Holder or Holders appears on the Old Exchangeable Preferred Stock.

  If this Letter of Transmittal (or facsimile hereof) or any Old Exchangeable Preferred Stock or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Letter of Transmittal.

  Endorsements on Old Exchangeable Preferred Stock or signatures on bond powers required by this Instruction 3 must be guaranteed by an Eligible Institution.

  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Institution"). Signatures on this Letter of Transmittal need not be guaranteed if (a) this Letter of Transmittal is signed by the registered Holder(s) of the Old Exchangeable Preferred Stock tendered herewith and such Holder(s) have not completed the box set forth herein entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" or (b) such Old Exchangeable Preferred Stock is tendered for the account of an Eligible Institution.

  4. SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS. Tendering Holders should indicate, in the applicable box or boxes, the name and address to which New Exchangeable Preferred Stock or substitute Old Exchangeable Preferred Stock for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal (or in the case of tender of Old Exchangeable Preferred Stock through DTC, if different from DTC). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

  5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the exchange of Old Exchangeable Preferred Stock pursuant to the Exchange Offer. If, however, certificates representing New Exchangeable Preferred Stock or Old Exchangeable Preferred Stock for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered in the name of, any person other than the registered Holder of the Old Exchangeable Preferred Stock tendered hereby, or if tendered Old Exchangeable Preferred Stock is registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Exchangeable Preferred Stock pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or on any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

  Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the Old Exchangeable Preferred Stock listed in this Letter of Transmittal.

  6. WAIVER OF CONDITIONS. The Company reserves the right, in its sole discretion, to amend, waive or modify specified conditions in the Exchange Offer in the case of any Old Exchangeable Preferred Stock tendered. See "The Exchange Offer--Conditions" in the Prospectus.

  7. MUTILATED, LOST, STOLEN OR DESTROYED OLD EXCHANGEABLE PREFERRED STOCK. Any tendering Holder whose Old Exchangeable Preferred Stock have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated herein for further instructions.

  8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

  9. BROKER-DEALER REQUESTS FOR PROSPECTUSES. Brokers and dealers that are required under Federal securities laws to deliver a Prospectus in connection with resales of New Exchangable Preferred Stock should complete the applicable box to obtain copies of the Prospectus and any amendments and supplements to the Prospectus to enable them to comply with such prospectus

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

delivery requirements. If you require additional copies of the Prospectus or any amendments or supplements thereto, please call Bruce Steinke (314-854-1424) of the Company.

                         (DO NOT WRITE IN SPACE BELOW)

 OLD EXCHANGEABLE PREFERRED STOCK              OLD EXCHANGEABLE PREFERRED STOCK
CERTIFICATE SURRENDERED              TENDERED                         ACCEPTED
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Delivery Prepared by ____________________ Checked By _____________________ Date

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